UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2019 (December 13, 2019)

NUVEEN ENERGY MLP TOTAL RETURN FUND

(Exact name of registrant as specified in its charter)

Massachusetts	811-22482	27-4486669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West Wacker Drive, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrants telephone number, including area code (800) 257-8787

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.        Other Events

On December 13, 2019, Nuveen Energy MLP Total Return Fund (NYSE: JMF) (the “Fund”), a closed-end fund, announced the attached information regarding results of a special meeting of the Fund’s shareholders. At the meeting, shareholders voted to approve a new investment sub-advisory agreement with Tortoise Capital Advisors, L.L.C.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this report on Form 8-K:

99.1	Nuveen Energy MLP Total Return Fund Announcement dated December 13, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN ENERGY MLP TOTAL RETURN FUND

Date: December 16, 2019	By:	/s/ Mark L. Winget
	Name:	Mark L. Winget
	Title:	Vice President and Assistant Secretary